UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/14

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Camelot Premium Return Fund
Camelot Excalibur Small Cap Income Fund

September 30, 2014

Camelot Portfolios, LLC
1700 Woodlands Dr.
Suite 100
Maumee, OH 43537

Dear Fellow Shareholders,

Greetings - welcome to Camelot! We are honored to serve you and blessed to have your trust.

This is now our fourth shareholder letter and the first where we get to provide updates on two funds. The strategies of our two funds are very similar, so much of the commentary for the Camelot fund will apply to the Excalibur fund. So the commentary for Excalibur will focus on the areas that are different from the Camelot fund.

Camelot – Premium Return Fund

We are pleased to report on our fourth fiscal year and are excited to discuss our progress over the past year. While the continued & seemingly unrelenting market run has presented difficult conditions for an option-writing strategy, our results show the strength of our strategy and discipline. The persistent uptrend, lack of volatility, and low interest rates we discussed last year have continued to suppress option premiums and add risk to the investing environment. Despite this environment, we have delivered on each of our objectives.

While our recent results have been strong, we do not focus on short-term performance results. We believe investing, by nature, is a long-term process and requires at least five years to properly evaluate results. This will be our focus and the basis for our decision-making process. Our desire is to partner with you, the investor, to deliver on our specified objectives for many years to come, so you have a great investing experience.

We understand many investors don’t have the patience to wait five years and/or get skittish when market prices drop. This fund is designed with the hope of helping investors stay invested according to plan so they can reap the long-term rewards of a disciplined investment strategy. We do this by seeking to generate and distribute consistent cash flow while experiencing less volatility than the overall equity market.

Objective 1 - High Rate of Gains / Cash Flow

While total return results are best gauged over a period of 5 years or more, cash flow can give investors something to hold on to in the shorter term. In this fund, cash flow is our primary focus. We want retirees and those close to retirement to feel confident in the stability of their cash flow – which is more important than total return to their daily lifestyle. At the same time, due to the currently low interest rates, many retirees must maintain exposure to equities to reduce the probability of outliving their savings. While the flat income streams from many retirement income vehicles will fail to keep up with inflation, this fund seeks to provide an income stream that will increase over time to keep up and/or outpace inflation.

Reinvesting this cash flow is a great way for younger investors to build wealth as well.

We have delivered a consistent $.13 (or higher) quarterly distribution for the past 14 quarters and increased our standard distribution rate nearly 8% to $.14 per quarter starting with the September 2013 distribution. We remain focused on our objective of maintaining and increasing this distribution in the future. Note – the September 2014 distribution was slightly below $.14 ($.1346) due to a miscalculation and/or rounding error.

During the past year, the fund generated dividend or interest income from approximately 70 different securities.

Objective 2 - Total Return

Nearly all investors hope to realize strong total returns and we have utilized this strategy for over a decade to do so. As mentioned above, this is a long-term objective, best evaluated over periods of at least five years, so we have a couple more years before we will truly be able to evaluate how we are doing in this measure. So far, things look good, as our total return for this fiscal year was 14.22%.

Objective 3 - Lower volatility than common stocks

One of the best ways to help investors stay invested during difficult times is to reduce the volatility they experience. This can often be a difficult proposition when trying to fulfill income and total return objectives as well. This fund is designed to do all three. While we believe we have delivered on this, the lack of volatility in the market over the last three years tends to mask this factor. Based on our internal calculations and observations, we believe we have reduced volatility by nearly 25% compared to the S&P 500.

Granted, we don’t believe daily volatility (beta) is what concerns most investors. The primary concern, and therefore ours in this objective, is the size of a pullback in a down market. We seek to experience even less drawdown in such periods. This is a more difficult measure as we don’t know when or why pullbacks will occur, but we believe there are things we can do to increase the probability of success in this area while still keeping the priority of our first two objectives.

At the same time, we welcome volatility in the market as it typically provides for greater option premiums and long-term buying opportunities. Once again, we were wrong in last-year’s report as we expected volatility to increase compared to the previous year. However, we believe increased volatility is inevitable at some point and reiterate our “prediction” of higher volatility in the coming year. While volatility can be painful in the short-run, especially when it is not expected, we must be willing to accept some of it to achieve attractive real returns over time.

Conclusion

We are honored to report strong progress and/or success in each of our three primary objectives. Total fund distributions increased and we had another strong showing in our Morningstar category. We have experience much of the strong gains in the market, yet are positioned for the greater volatility we believe will occur in the coming year.

Please let us know if there is anything else we can do as a firm to better serve you!

Market Review

The equity markets surged right out of the gate, continuing the strong performance of the last several years. There has not been a full 10% pullback (S&P 500) in more than three years at this point, which is very unusual. While the fiscal issues and (lack of) economic growth in Europe have still been a factor, there has been continued improvement. However, concerns in many emerging markets, especially China, Brazil, & Russia, have weighed on those markets and the global economy. In addition, new threats have emerged: Instability in the Middle East from ISIS, Russia’s move into Ukraine, and Ebola fears.

While the U.S. economy has continued its’ sluggish and choppy growth, it seems to have strengthened, even as the Federal Reserve’s wound down its bond-buying program.

Camelot - Premium Return Fund Commentary

Returns – The return for the Fund for this fiscal year was 14.22% (Class A shares at NAV)1 versus 19.73% for the S&P 500 Total Return Index and 6.23% for the average fund in our Morningstar Category (Tactical Allocation).

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had nearly $3 Million in realized gains spread over more than 100 positions, most of which were put and call options, and over $1.3 million in investment income (dividends & interest). In addition, we had significant unrealized gains spread over dozens of our remaining positions. No individual equity or option position comprises more than 5% of the overall portfolio. Ironically, most of our greatest contributors were in the Energy sector, which also produced the greatest detractors last year and this year.

Detractors – Naturally, not all of our positions produce gains. As mentioned above, the greatest detractors this fiscal year were a few specific positions in Energy & Materials as the slide in commodity prices hit at the end of the year.

Our largest equity position is once again American Capital Ltd (2.09%), followed by Exelon Corp, Kinder Morgan Energy Partners, and Energy Transfer Partners. We trimmed our holdings in Apple (the largest position last year) after experiencing much of the strong gains we expected. We have continued to build the position in American Capital as we still believe there is strong growth potential and a likelihood of resumed distributions in the coming year. All four of these positions were significant positive contributors to the fund over the past year.

New Positions – As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is roughly equally weighted to outright equity holdings (dividend-paying stocks and/or stocks with covered calls) and put positions as we have intentionally focused on reducing the risk level in the fund. We expect this weighting to swing back and forth over time as markets fluctuate and different positions become more attractive.

Dividend – We have continued to deliver our quarterly dividend since inception (15 quarters). We hope to maintain a steady quarterly dividend of $0.14 per share, but there is no guarantee this will happen as we must have realized gains in order to meet our target distribution. Note – the September 2014 distribution was slightly below $.14 ($.1346) due to a miscalculation and/or rounding error.

Excalibur – Small Cap Income Fund

We are pleased to report on our first fiscal year and are excited to discuss our outlook for the future.

The market environment for a small cap fund has been challenging in addition to the challenges of building out a portfolio for a new fund as the initial assets come in.

Frankly, the overall results for this fund have been mediocre so far, which is disappointing. But, they are derived from a very short time period and we are confident the discipline of our strategy will be demonstrated over a reasonable time period.

More importantly, we have delivered on our primary objective, initiating a $.10 quarterly distribution, which we hope to maintain and increase over time.

Excalibur is designed to allow all investors to gain exposure to small caps and stay invested according to plan by generating consistent cash flow.

Objective 1 – Consistent & Growing Income Stream

See notes under Objective 1 for the Camelot Fund.

We are pleased with the progress on this objective as we initiated a $.10 quarterly distribution (which was our target) in just our second quarter of operation. We intend to maintain this as consistently as possible and increase it over time.

During the past year, the fund generated dividend or interest income from approximately 40 different securities.

Objective 2 - Total Return

In the first nine months of operation, the fund’s return was (4.68%), which was in-line with Russell 2000, but about 2% behind our category (Small Value) average, putting us in the 76th percentile.

Conclusion

We achieved our target on the first objective – cash flow. As the second objective – total return – is a long-term measure, it is too soon to declare success or failure on this measure.

Market Review

After a thrilling ride in the year leading up to the launch of Excalibur, small cap performance cooled in the first two quarters of fund operations, then fell significantly in the third quarter.

Small-caps have dramatically underperformed large & mid-caps during this time. This has helped bring small cap valuations down and we are finding quite a few companies we believe are attractively valued.

Excalibur – Small Cap Income Fund Commentary

Returns – The return for the Fund for this fiscal year was (4.68%) (Class A shares at NAV)1 versus (4.41%) for the Russell 2000 Total Return index and (2.67%) for the average fund in our Morningstar Category (Small Value).

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had approximately $133,000 in realized gains spread over several dozen positions, most of which were put and call options, and about $160,000 in investment income (dividends & interest). No individual equity or option position comprises more than 5% of the overall portfolio. The greatest contributors were in a couple retailers (American Eagle Outfitters, Big Lots) and energy infrastructure partnerships (Boardwalk Pipeline Partners, NuStar Energy).

Detractors – The greatest detractor this fiscal year was overall weakness in small caps during final quarter of the fiscal year, which pulled down many of our holdings. In addition, we had a few large positions which experienced significant pullbacks for different company specific and/or industry related issues.

Our largest equity position is American Eagle Outfitters Inc. (4.12%), followed by Schweitzer-Mauduit International Inc., Universal Corp (3.83%), and Ares Commercial Real Estate (3.28%).

New Positions – As this is our first fiscal year, all of our positions are new. In addition, our option writing strategy naturally produces higher turnover, so we will typically have dozens of new positions each year.

Eliminated Positions – Due to the nature of our option based strategy, we had numerous positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is primarily outright equity holdings in dividend-paying stocks (around 80%) and put positions (around 20%). This is likely a typical weighting as we hope to generate most of our quarterly dividend from dividends and interest as opposed to option premiums. However, the portfolios composition will fluctuate over time as markets fluctuate and different positions become more attractive.

Dividend – We initiate our quarterly dividend in our second quarter at $.10. We hope to maintain a steady quarterly dividend of $0.10 per share, increasing over time, but there is no guarantee this will happen as we must have investment income or realized gains in order to meet our target distribution.

Final Remarks

Discipline is demonstrated in tough times and rewarded during the good times. We make no predictions about when things will be good, bad, or ugly. As such, we simply remain disciplined to our strategy, which focuses on companies producing strong cash flow. We believe this gives us a high probability of continuing to meet your objectives for a long time to come. We know that markets will continue to go up and down and believe a consistent discipline will ultimately reward a patient investor.

Thank you to all our shareholders for the faith and trust you have placed in us. We are blessed and honored to be a part of your portfolio and take the responsibility seriously. Also, we thank all the advisors who utilize our funds for their clients. We know the risk you take every time you make a recommendation and will work hard to make sure your clients have a great investment experience.

We have experienced increased interest and strong inflows to the Camelot Fund recently due to the strong results. We launched our new fund: Excalibur – Small Cap Income Fund and the end of 2013 and are making plans to launch another fund in the next year or two.

May God bless you greatly in the coming year!

Kind Regards,

Darren T. Munn, CFA

Chief Investment Officer

There is no assurance that the Fund will achieve its investment objective.

2516-NLD-12/8/2014

Camelot Premium Return Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2014

The Fund’s performance figures* for the periods ended September 30, 2014, compared to its benchmark:

	One Year	Three Year	Since Inception***
Class A	14.22%	18.15%	10.25%
Class A with load	7.63%	15.82%	8.52%
Class C	13.36%	17.03%	9.28%
S&P 500 Total Return Index**	19.73%	22.99%	15.15%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization and extraordinary expenses such as litigation) at 1.75% and 2.50% for Class A and Class C shares, respectively, through January 31, 2015. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Without these waivers, the Fund’s total annual operating expenses would have been 2.36% and 3.11%, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus, for Class A and Class C shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

**	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	Inception date is December 27, 2010.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Allocations	% of Net Assets
Exchange-Traded Funds	18.4%
Real Estate Investment Trusts (REITs)	11.3%
Oil & Gas	5.3%
Investment Companies	5.0%
Banks	4.2%
Retail	3.5%
Pipelines	3.4%
Telecommunications	3.0%
Commercial Servies	2.4%
Electric	1.7%
Other/Cash & Equivalents	41.8%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Camelot Excalibur Small Cap Income Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2014

The Fund’s performance figures* for the period ended September 30, 2014, compared to its benchmark:

Since Inception***
Class A	(4.68)%
Class A with load	(10.16)%
Class C	(4.64)%
Russell 2000 Total Return Index**	(4.41)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization and extraordinary expenses such as litigation) at 1.75% and 2.50% for Class A shares and Class C shares, respectively, through January 31, 2015. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Without these waivers, the Fund’s total annual operating expenses would have been 2.96% and 3.71%, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus, for Class A and Class C shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

**	The Russell 2000 Index measures the performance of the 2,000 smallest companies of the 3,000 largest U.S. companies based on total market capitalization.

***	Inception date is December 31, 2013.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Allocations	% of Net Assets
Real Estate Investment Trusts	15.6%
Retail	12.5%
Oil & Gas	8.2%
Transportation	6.4%
Agriculture	3.8%
Forest Products & Paper	3.6%
Real Estate	3.2%
Investment Companies	3.1%
Miscellaneous Manufacturing	2.9%
Iron/Steel	2.7%
Other/Cash & Equivalents	38.0%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS
September 30, 2014

Shares		Value

	COMMON STOCKS - 31.9%
	AUTO MANUFACTURERS - 1.4%
53,100	Ford Motor Co. (a)(e)	$785,349

	BANKS - 3.1%
20,000	Barclays PLC - ADR	296,200
5,000	Citigroup, Inc.	259,100
55,000	ING Groep NV - ADR (d)(e)*	780,450
25,000	People’s United Financial, Inc. (a)(d)	361,750
		1,697,500
	BUILDING MATERIALS - 0.6%
22,547	Cemex SAB de CV - ADR *	294,013

	COAL - 0.5%
15,000	Arch Coal, Inc.	31,800
20,000	Peabody Energy Corp. (c)	247,600
		279,400
	COMMERCIAL SERVICES - 2.4%
20,000	Apollo Education Group Inc. (a) *	503,000
49,800	Western Union Co. (a)(d)	798,792
		1,301,792
	COMPUTERS - 1.3%
7,000	Apple, Inc. (a)	705,250

	DISTRIBUTION/WHOLESALE - 0.4%
5,000	Fastenal Co. (d)(e)	224,500

	ELECTRIC - 1.7%
27,500	Exelon Corp. (a)(e)	937,475

	ENTERTAINMENT - 0.7%
20,000	Regal Entertainment Group - CL. A (a)(c)	397,600

	HEALTHCARE - PRODUCTS - 0.3%
400	Intuitive Surgical, Inc. (d)*	184,728

	INTERNET - 0.4%
200	Priceline Group, Inc. (e) *	231,716

	INVESTMENT COMPANIES - 4.3%
80,000	American Capital Ltd. (a)(d)(e)*	1,132,800
50,000	Apollo Investment Corp.	408,500
30,000	Ares Capital Corp.	484,800
30,000	Prospect Capital Corp. (a)	297,000
		2,323,100
	IRON/STEEL - 0.4%
20,000	Vale SA - ADR (e)	220,200

	MINING - 0.5%
5,000	BHP Billiton PLC - ADR (a)	277,650

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Shares		Value

	OIL & GAS - 5.3%
6,000	Apache Corp. (a)(d)(e)	$563,220
1,000	Cimarex Energy Co. (a)	126,530
5,500	Devon Energy Corp. (a)(e)	374,990
10,000	Ensco PLC - CL. A (e)	413,100
20,000	Hugoton Royalty Trust (a)	179,400
50,000	Penn West Petroleum Ltd. (a)(c)	337,500
5,000	Petroleo Brasileiro SA - ADR (e)	70,950
20,000	Seadrill, Ltd. (e)	535,200
20,800	Whiting USA Trust II - Trust Unit	253,968
		2,854,858
	PHARMACEUTICALS - 0.9%
10,000	GlaxoSmithKline PLC (e)	459,700

	REAL ESTATE - 0.4%
10,000	St. Joe Co. *	199,300

	RETAIL - 3.5%
8,500	Bed Bath & Beyond, Inc. (a)(d) *	559,555
5,000	Coach, Inc. (a)(e)	178,050
200	Family Dollar Stores, Inc. (d)(e)	15,448
2,000	McDonald’s Corp. (e)	189,620
4,000	Panera Bread Co. - CL. A (d)(e) *	650,880
5,000	TJX Cos, Inc. (a)(e)	295,850
		1,889,403
	SEMICONDUCTORS - 0.2%
2,000	First Solar, Inc. *	131,620

	SOFTWARE - 0.2%
10,000	King Digital Entertainment (c)	127,000

	TELECOMMUNICATIONS - 3.0%
20,000	America Movil SAB de CV Series L - ADR (a)(e)	504,000
10,000	China Mobile, Ltd. - ADR	587,500
32,119	Frontier Communications Corp.	209,094
20,000	Orange SA - ADR (e)	294,800
		1,595,394
	TRUCKING&LEASING - 0.4%
5,000	TAL International Group, Inc.	206,250

	TOTAL COMMON STOCKS (Cost $16,417,861)	17,323,798

	EXCHANGE-TRADED FUNDS (ETFs) - 18.4%
	DEBT FUNDS - 18.4%
10,000	First Trust Exchange-Traded Fund IV First Trust Tactical High Yield ETF	506,200
1,048,915	Lord Abbett Investment Trust - Short Duration Income Fund - CL. I	4,720,117
60,000	Vanguard Short-Term Bond ETF	4,804,200
	TOTAL EXCHANGE TRADED FUNDS (Cost $10,136,427)	10,030,517

	LIMITED PARTNERSHIPS - 4.2%

	PIPELINES - 3.4%
14,564	Energy Transfer Partners LP (a)(e)	931,950
10,000	Kinder Morgan Energy Partners LP (a)	932,800
		1,864,750

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Shares		Value

	PRIVATE EQUITY - 0.4%
7,200	Blackstone Group LP (a)(e)	$226,656

	REAL ESTATE - 0.4%
9,000	Brookfield Property Partners LP (a)	189,630

	TOTAL LIMITED PARTNERSHIPS (Cost $1,707,812)	2,281,036

	PREFERRED STOCK - 8.0%
	BANKS - 1.1%
10,000	Goldman Sachs Group, Inc., 4.00%, 12/17/2014	200,200
20,000	Morgan Stanley Co., 4.00%, 12/17/2014	397,800
		598,000
	DIVERSIFIED FINANCIAL SERVICES - 0.2%
1,500	SLM Corp., 1.34%, 3/15/2015	106,140

	INSURANCE - 0.7%
14,320	PartnerRe, Ltd., 6.50%, Series D, 12/17/2014	362,010

	INVESTMENT COMPANIES - 0.7%
15,000	Ares Capital Corp., 7.75%, 10/15/2040	394,050

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 5.3%
11,100	American Capital Agency Corp., 8.00%, 4/5/2017	282,939
20,000	Annaly Capital Management, Inc., 7.50%, 9/13/2017	488,000
15,000	ARMOUR Residential REIT, Inc., 7.875, 2/2/2018	364,200
19,300	CYS Investments, Inc., 7.75%, 8/3/2017	466,095
8,420	Inland Real Estate Corp., 8.125%, 10/6/2016	223,256
12,300	Invesco Mortgage Capital, Inc. 7.75%, 7/26/2017	298,644
18,396	NorthStar Realty Finance Corp., 8.25%, 12/17/2014	461,188
12,000	Vornado Realty Trust, 6.875%, 4/20/2016	317,160
		2,901,482

	TOTAL PREFERRED STOCK (Cost $4,306,020)	4,361,682

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 6.0%
10,000	American Capital Agency Corp.	212,500
30,000	American Capital Mortgage Investment Corp.	564,600
41,199	American Realty Capital Properties, Inc. (e)	496,860
17,500	Annaly Capital Management, Inc.	186,900
29,378	Ares Commercial Real Estate Corp.	343,429
30,000	CYS Investments, Inc.	247,200
13,600	Government Properties Income Trust	297,976
10,000	One Liberty Properties Inc.	202,300
20,302	Silver Bay Realty Trust Corp.	329,095
36,193	Two Harbors Investment Corp.	349,986
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $3,545,432)	3,230,846

	SHORT-TERM INVESTMENTS - 33.8%
17,730,838	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.05%**	17,730,838
625,338	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.05%** (b)	625,338
	TOTAL SHORT-TERM INVESTMENTS (Cost $18,356,176)	18,356,176

	TOTAL INVESTMENTS IN LONG SECURITIES - 102.3% (Cost $54,469,728) (f)	$55,584,055
	TOTAL CALL OPTIONS WRITTEN - (0.1)% (Premiums Received $81,632) (f)	(51,595)
	TOTAL PUT OPTIONS WRITTEN - (1.9)% (Premiums Received $1,025,976) (f)	(1,052,535)
	LIABILITIES IN EXCESS OF OTHER ASSETS (0.3)%	(153,807)
	TOTAL NET ASSETS - 100.0%	$54,326,118

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Contracts***		Value

	SCHEDULE OF CALL OPTIONS WRITTEN - (0.1)% *
200	American Capital Ltd.
	Expiration November 2014, Exercise Price $16.00	$2,000
40	Apache Corp.
	Expiration October 2014, Exercise Price $100.00	1,120
35	Bed Bath & Beyond, Inc.
	Expiration November 2014, Exercise Price $65.00	8,015
2	Family Dollar Stores, Inc.
	Expiration October 2014, Exercise Price $70.00	1,620
50	Fastenal Co.
	Expiration November 2014, Exercise Price $45.00	6,500
300	ING Groep NV
	Expiration October 2014, Exercise Price $15.00	4,500
4	Intuitive Surgical Inc.
	Expiration October 2014, Exercise Price $480.00	1,840
100	People’s United Financial, Inc.
	Expiration November 2014, Exercise Price $15.00	2,000
15	Panera Bread Co.
	Expiration November 2014, Exercise Price $150.00	22,800
200	Western Union Co.
	Expiration November 2014, Exercise Price $18.00	1,200
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $81,632)	51,595

	SCHEDULE OF PUT OPTIONS WRITTEN - (1.9)% *
300	ABB Ltd.
	Expiration December 2014, Exercise Price $23.00	36,000
10	Amazon.Com, Inc.
	Expiration October 2014, Exercise Price $310.00	2,830
10	Amazon.Com, Inc.
	Expiration November 2014, Exercise Price $315.00	12,150
20	Amazon.Com, Inc.
	Expiration December 2014, Exercise Price $320.00	36,120
100	America Movil SAB de CV - ADR
	Expiration January 2015, Exercise Price $20.00	2,000
200	American Capital Ltd.
	Expiration January 2015, Exercise Price $15.00	24,000
100	American Capital Ltd.
	Expiration October 2014, Exercise Price $15.00	8,500
100	American Capital Ltd.
	Expiration November 2014, Exercise Price $15.00	9,800
300	American Realty Capital
	Expiration October 2014, Exercise Price $12.50	16,200
40	Apache Corp.
	Expiration October 2014, Exercise Price $95.00	10,240
5	AutoZone, Inc.
	Expiration October 2014, Exercise Price $520.00	6,210
5	AutoZone, Inc.
	Expiration November 2014, Exercise Price $500.00	4,050
5	AutoZone, Inc.
	Expiration December 2014, Exercise Price $510.00	9,150
100	Baxter International, Inc.
	Expiration December 2014, Exercise Price $70.00	14,000
200	Blackstone Group LP
	Expiration January 2015, Exercise Price $27.00	9,000

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Contracts***		Value

	SCHEDULE OF PUT OPTIONS WRITTEN (Cont.) - (1.9)% *
100	Blackstone Group LP
	Expiration October 2014, Exercise Price $32.00	$10,100
128	Blackstone Group LP
	Expiration October 2014, Exercise Price $33.00	22,400
100	Blackstone Group LP
	Expiration December 2014, Exercise Price $32.00	20,500
100	Capital One Financial Corp.
	Expiration December 2014, Exercise Price $80.00	20,000
50	Coach Inc.
	Expiration January 2015, Exercise Price $42.00	35,500
100	Coach Inc.
	Expiration November 2014, Exercise Price $37.00	25,000
25	Cooper Cos Inc.
	Expiration November 2014, Exercise Price $135.00	3,875
50	Devon Energy Corp.
	Expiration January 2015, Exercise Price $70.00	24,000
50	Devon Energy Corp.
	Expiration October 2014, Exercise Price $70.00	12,000
50	Discover Financial Services
	Expiration October 2014, Exercise Price $57.50	500
100	EBay, Inc.
	Expiration October 2014, Exercise Price $50.00	700
100	EBay, Inc.
	Expiration November 2014, Exercise Price $50.00	3,400
100	Emerson Electric Co.
	Expiration December 2014, Exercise Price $62.50	21,500
50	Energy Transfer Partners LP
	Expiration December 2014, Exercise Price $57.50	5,750
50	Ensco PLC
	Expiration December 2014, Exercise Price $47.00	34,050
100	Exelon Corp.
	Expiration October 2014, Exercise Price $33.00	2,500
100	Facebook Inc.
	Expiration December 2014, Exercise Price $75.00	30,600
25	Family Dollar Stores, Inc.
	Expiration October 2014, Exercise Price $60.00	125
50	Fastenal Co.
	Expiration November 2014, Exercise Price $45.00	8,450
100	FirstEnergy Corp.
	Expiration October 2014, Exercise Price $34.00	5,500
100	Ford Motor Co.
	Expiration October 2014, Exercise Price $17.00	21,700
100	Ford Motor Co.
	Expiration November 2014, Exercise Price $17.00	23,100
200	Ford Motor Co.
	Expiration December 2014, Exercise Price $17.00	48,000
100	General Electric Co.
	Expiration December 2014, Exercise Price $26.00	10,100
100	Glaxosmithkline PLC
	Expiration January 2015, Exercise Price $46.00	20,000
100	HollyFrontier Corp.
	Expiration December 2014, Exercise Price $45.00	30,000
300	ING Groep NV
	Expiration October 2014, Exercise Price $14.00	9,000

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Contracts***		Value

	SCHEDULE OF PUT OPTIONS WRITTEN (Cont.) - (1.9)% *
25	International Business Machines Corp.
	Expiration October 2014, Exercise Price $180.00	$1,975
25	International Business Machines Corp.
	Expiration November 2014, Exercise Price $185.00	7,975
50	Marathon Petroleum Corp.
	Expiration October 2014, Exercise Price $80.00	3,500
25	McDonald’s Corp.
	Expiration October 2014, Exercise Price $95.00	3,625
25	McDonald’s Corp.
	Expiration November 2014, Exercise Price $95.00	5,725
25	McDonald’s Corp.
	Expiration December 2014, Exercise Price $95.00	7,750
400	Orange SA
	Expiration November 2014, Exercise Price $15.00	34,000
25	Panera Bread Co.
	Expiration January 2015, Exercise Price $170.00	30,250
15	Panera Bread Co.
	Expiration November 2014, Exercise Price $150.00	3,075
300	Petroleo Brasileiro SA
	Expiration January 2015, Exercise Price $10.00	9,600
2	Priceline Group, Inc.
	Expiration October 2014, Exercise Price $1,200.00	8,530
4	Priceline Group, Inc.
	Expiration November 2014, Exercise Price $1,200.00	26,080
100	PulteGroup, Inc.
	Expiration October 2014, Exercise Price $18.00	5,700
100	Seadrill Ltd.
	Expiration January 2015, Exercise Price $28.00	34,000
100	Seadrill Ltd.
	Expiration November 2014, Exercise Price $28.00	21,500
50	TJX Cos., Inc.
	Expiration October 2014, Exercise Price $52.50	250
50	TJX Cos., Inc.
	Expiration October 2014, Exercise Price $55.00	750
200	Vale SA
	Expiration October 2014, Exercise Price $12.00	27,200
100	Vale SA
	Expiration November 2014, Exercise Price $13.00	25,800
200	Vale SA
	Expiration November 2014, Exercise Price $14.00	68,200
200	Vale SA
	Expiration December 2014, Exercise Price $12.00	31,800
100	Whole Foods Market, Inc.
	Expiration January 2015, Exercise Price $37.50	20,500
50	Whole Foods Market, Inc.
	Expiration October 2014, Exercise Price $37.00	2,300

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Contracts***		Value

150	Whole Foods Market, Inc.
	Expiration November 2014, Exercise Price $37.50	$23,850

	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $1,025,976)	$1,052,535

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

LP - Limited Partnership

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on September 30, 2014.

***	One contract is equivalent to 100 shares of common stock.

(a)	All or a portion of the security is segregated as collateral for call options written.

(b)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2014. Total collateral had a market value of $625,338 at September 30, 2014.

(c)	All or a portion of the security is out on loan at September 30, 2014. Total loaned securities had a market value of $616,369 at September 30, 2014.

(d)	Subject to call options written.

(e)	Subject to put options written.

(f)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $53,127,422, including options written, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,758,968

Unrealized depreciation	(2,406,465)
Net unrealized appreciation	$1,352,503

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2014

Shares		Value

	COMMON STOCKS - 50.8%
	AGRICULTURE - 3.8%
7,700	Universal Corp.	$341,803

	COMMERCIAL SERVICES - 0.6%
2,000	Weight Watchers International, Inc. (c)(e)	54,880

	ELECTRICS - 0.3%
600	Cleco Corp. (a)	28,890

	ENERGY - 1.9%
13,960	FutureFuel Corp. (a)	165,984

	FOREST PRODUCTS & PAPER - 3.6%
7,706	Schweitzer/Mauduit International, Inc. (a)	318,335

	HEALTCHCARE - PRODUCTS - 1.2%
31,500	Female Health Co. (a)	109,935

	INVESTMENT COMPANIES - 3.1%
10,000	Apollo Investment Corp.	81,700
20,000	Prospect Capital Corp. (a)	198,000
		279,700
	IRON/STEEL - 2.7%
22,700	Cliffs Natural Resources, Inc. (a)(c)	235,626

	MEDIA - 2.3%
30,776	CTC Media, Inc.	204,660

	METAL FABRICATE/HARDWARE - 1.0%
4,393	Ampco-Pittsburgh Corp. (a)	87,860

	MISCELLANEOUS MANUFACTURING - 2.9%
5,306	Sturm Ruger & Co., Inc. (c)(e)	258,349

	OIL & GAS - 6.9%
2,000	Atwood Oceanics, Inc. *	87,380
4,450	CVR Energy, Inc. (a)	199,049
16,799	Gulf Island Fabrication, Inc. (a)	288,943
3,500	Whiting USA Trust II	42,735
		618,107
	REAL ESTATE - 2.0%
1,000	St. Joe Co. (e)	19,930
53,573	Xinyuan Real Estate Co., Ltd. (a)	157,505
		177,435
	RETAIL - 12.5%
25,300	American Eagle Outfitters, Inc. (a)(c)	367,356
3,500	Bob Evans Farms, Inc. (a)(e)	165,690
500	Buckle, Inc. (a)(e)	22,695
10,000	Chico’s FAS, Inc. (e)	147,700
500	Cracker Barrel Old Country Store, Inc.	51,595
7,680	Destination Maternity Corp. (a)	118,579
2,500	PetMed Express, Inc. (e)	34,000
10,000	Vera Bradley, Inc. (d) *	206,800
		1,114,415
	TELECOMMUNICATIONS - 1.4%
25,955	RF Industries, Ltd.	127,958

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Shares		Value

	TRANSPORTATION - 3.2%
11,300	Matson, Inc. (a)	$282,839

	TRUCKING & LEASING - 1.4%
4,000	Textainer Group Holdings, Ltd.	124,480

	TOTAL COMMON STOCKS (Cost $5,207,783)	4,531,256

	LIMITED PARTNERSHIPS - 9.0%
	CHEMICALS - 0.8%
500	Terra Nitrogen Co. LP	72,200

	OIL & GAS - 1.3%
1,000	CVR Refining LP	23,280
3,947	Compressco Partners LP	95,360
		118,640
	PIPELINES - 2.5%
5,000	Boardwalk Pipeline Partners LP (a)	93,500
2,000	NuStar Energy LP	131,880
		225,380
	REAL ESTATE - 1.2%
5,000	Brookfield Property Partners LP (a)	105,350

	TRANSPORTATION - 3.2%
7,500	Martin Midstream Partners LP (e)	279,675

	TOTAL LIMITED PARTNERSHIPS (Cost $758,598)	801,245

	PREFERRED STOCK - 1.9%
	BANKS - 0.5%
2,000	Boston Private Financial Holdings, Inc.	49,480

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 1.4%
5,000	CYS Investments, Inc.	120,750

	TOTAL PREFERRED STOCK (Cost $163,640)	170,230

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 14.2%
25,000	Ares Commercial Real Estate Corp. (a)	292,250
25,000	ARMOUR Residential REIT, Inc.	96,250
20,000	CYS Investments, Inc.	164,800
10,000	Inland Real Estate Corp.	99,100
7,000	Invesco Mortgage Capital, Inc.	110,040
10,000	One Liberty Properties, Inc. (a)	202,300
1,000	Silver Bay Realty Trust Corp.	16,210
30,000	Two Harbors Investment Corp. (a)	290,100
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $1,338,735)	1,271,050

	SHORT-TERM INVESTMENTS - 26.9%
1,894,837	Fidelity Institutional Money Market Fund -Prime Money Market -Government Portfolio, 0.01%**	1,894,837
503,060	Fidelity Institutional Money Market Fund -Prime Money Market -Government Portfolio, 0.01%** (b)	503,060
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,397,897)	2,397,897

	TOTAL INVESTMENTS IN LONG SECURITIES - 102.8% (Cost $9,866,653) (f)	$9,171,678
	TOTAL CALL OPTIONS WRITTEN - (0.0)% (Premiums Received $3,710)(f)	(2,500)
	TOTAL PUT OPTIONS WRITTEN - (0.9)% (Premiums Received $70,404)(f)	(80,625)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%	(170,980)
	TOTAL NET ASSETS - 100.0%	$8,917,573

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Contracts***		Value

	SCHEDULE OF CALL OPTIONS WRITTEN - (0.0)% *
50	Vera Bradley
	Expiration November 2014, Exercise Price $22.50	$2,500
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $3,710)

	SCHEDULE OF PUT OPTIONS WRITTEN - (0.9)% *
25	Bob Evans Farms, Inc.	4,000
	Expiration December 2014, Exercise Price $45.00
50	Buckle, Inc.	10,500
	Expiration December 2014, Exercise Price $45.00
50	Chico’s FAS, Inc.	7,350
	Expiration November 2014, Exercise Price $16.00
50	Martin Midstream Partners LP	15,000
	Expiration October 2014, Exercise Price $40.00
150	PetMed Express, Inc.	7,500
	Expiration December 2014, Exercise Price $12.50
100	Regal Entertainment Group-A	6,500
	Expiration October 2014, Exercise Price $20.00
20	Sturm Ruger & Co., Inc.	8,400
	Expiration October 2014, Exercise Price $52.50
25	TAL International Group, Inc.	8,250
	Expiration January 2015, Exercise Price $42.50
25	TAL International Group, Inc.	5,625
	Expiration November 2014, Exercise Price $42.50
50	The St. Joe Company	6,250
	Expiration December 2014, Exercise Price $20.00
50	Weight Watchers	1,250
	Expiration October 2014, Exercise Price $17.00
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $70,404)	$80,625

LP - Limited Partnership

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on September 30, 2014.

***	One contract is equivalent to 100 shares of common stock.

(a)	All or a portion of the security is segregated as collateral for call options written.

(b)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2014. Total collateral had a market value of $503,060 at September 30, 2014.

(c)	All or a portion of the security is out on loan at September 30, 2014. Total loaned securities had a market value of $493,196 at September 30, 2014.

(d)	Subject to call options written.

(e)	Subject to put options written.

(f)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $9,774,262, including options written, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$269,696

Unrealized depreciation	(955,405)
Net unrealized depreciation	$(685,709)

Camelot Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2014

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund
ASSETS
Investment securities:
At cost	$54,469,728	$9,866,653
At value (including collateral for loaned securities)	$55,584,055	$9,171,678
Deposit with Brokers	218,624	290,480
Dividends and interest receivable	148,360	39,377
Receivable for Fund shares sold	334,478	7,422
Receivable for securities sold	—	19,107
Prepaid expenses and other assets	12,211	14,914
TOTAL ASSETS	56,297,728	9,542,978

LIABILITIES
Payable upon return of securities loaned	625,338	503,060
Options written, at value (Premiums received $1,107,608, $74,114)	1,104,130	83,125
Payable for Fund shares repurchased	23,752	4,675
Distribution (12b-1) fees payable	33,629	3,728
Investment management fees payable	44,217	1,893
Fees payable to other affiliates	3,007	837
Payable for investments purchased	117,756	—
Accrued expenses and other liabilities	19,781	28,087
TOTAL LIABILITIES	1,971,610	625,405
NET ASSETS	$54,326,118	$8,917,573

Composition of Net Assets:
Paid in capital	$51,157,854	$9,578,781
Undistributed net investment income	236,232	24,763
Accumulated net realized gain from security transactions and options written	1,814,240	18,015
Net unrealized appreciation (depreciation) on investments and options written	1,117,792	(703,986)
NET ASSETS	$54,326,118	$8,917,573

Net Asset Value Per Share:
Class A Shares:
Net Assets	$53,302,630	$8,917,563
Shares of beneficial interest outstanding (a)	4,756,284	955,125
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$11.21	$9.34
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$11.89	$9.91

Class C Shares:
Net Assets	$1,023,488	$10
Shares of beneficial interest outstanding (a)	91,774	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.15	$9.42	(c)

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(c)	Net assets divided by shares outstanding does not equal net asset value per share due to rounding.

Camelot Funds
STATEMENTS OF OPERATIONS
For the Year or Period Ended September 30, 2014

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund *

INVESTMENT INCOME
Dividends (net of withholding taxes of $4,969, $109, respectively)	$1,310,674	$166,374
Interest	2,452	161
Securities lending income - net	10,425	3,050
TOTAL INVESTMENT INCOME	1,323,551	169,585

EXPENSES
Investment management fees	377,309	46,452
Distribution (12b-1) fees:
Class A	93,273	11,613
Class C	4,218	—
Administration fees	49,023	6,039
MFund service fees	42,704	8,408
Professional fees	24,042	24,803
Transfer agent fees	8,330	3,052
Registration fees	24,694	5,300
Compliance officer fees	12,600	12,648
Printing and postage expenses	5,377	4,015
Custodian fees	4,949	4,818
Non 12b-1 shareholder servicing fees	3,018	2,009
Trustees fees and expenses	3,325	3,413
Insurance expense	730	1,325
Other expenses	2,858	2,358
TOTAL EXPENSES	656,450	136,253

Less: Fees waived and expenses reimbursed by the Manager	—	(54,936)
NET EXPENSES	656,450	81,317

NET INVESTMENT INCOME	667,101	88,268

REALIZED AND UNREALIZED GAIN
Net realized gain (loss) from:
Investments	1,144,806	1,617
Options written	1,812,468	134,079
Foreign currency transactions	(147)	—
Distributions of realized gains by underlying investment companies	11,815	—
Net realized gain	2,968,942	135,696
Net change in unrealized appreciation (depreciation) on:
Investments	1,022,458	(694,975)
Options written	(230,801)	(9,011)
Foreign currency translations	(39)	—
Net change in unrealized appreciation (depreciation)	791,618	(703,986)

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,760,560	(568,290)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,427,661	$(480,022)

*	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
FROM OPERATIONS
Net investment income	$667,101	$591,960
Net realized gain from investments, options written and foreign currency transactions	2,957,127	1,930,173
Distributions of realized gains by underlying investment companies	11,815	45,811
Net change in unrealized appreciation of investments, options written and foreign currency translations	791,618	582,147
Net increase in net assets resulting from operations	4,427,661	3,150,091

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(718,547)	(432,600)
Class C	(5,108)	(686)
From net realized gains:
Class A	(2,234,083)	(1,370,845)
Class C	(21,373)	(2,463)
Net decrease in net assets from distributions to shareholders	(2,979,111)	(1,806,594)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	32,338,459	15,731,853
Class C	1,360,227	81,800
Net asset value of shares issued in reinvestment of distributions:
Class A	738,299	350,939
Class C	23,364	2,795
Payments for shares redeemed:
Class A	(13,201,817)	(5,806,083)
Class C	(454,829)	(12,549)
Net increase in net assets from shares of beneficial interest	20,803,703	10,348,755

TOTAL INCREASE IN NET ASSETS	22,252,253	11,692,252

NET ASSETS
Beginning of Year	32,073,865	20,381,613
End of Year *	$54,326,118	$32,073,865
* Includes undistributed net investment income of:	$236,232	$191,810

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
SHARE ACTIVITY
Class A:
Shares Sold	2,869,644	1,517,185
Shares Reinvested	67,300	34,499
Shares Redeemed	(1,194,717)	(556,997)
Net increase in shares of beneficial interest outstanding	1,742,227	994,687

Class C:
Shares Sold	119,759	7,924
Shares Reinvested	2,107	274
Shares Redeemed	(39,912)	(1,176)
Net increase in shares of beneficial interest outstanding	81,954	7,022

Camelot Excalibur Small Cap Income Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
September 30, 2014*
FROM OPERATIONS
Net investment income	$88,268
Net realized gain from investments and options written	135,696
Net change in unrealized depreciation of investments and options written	(703,986)
Net decrease in net assets resulting from operations	(480,022)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(71,242)
From net realized gains:
Class A	(109,944)
Class C	— (a)
Net decrease in net assets from distributions to shareholders	(181,186)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	10,320,870
Class C	10
Net asset value of shares issued in reinvestment of distributions:
Class A	59,519
Payments for shares redeemed:
Class A	(801,618)
Net increase in net assets from shares of beneficial interest	9,578,781

TOTAL INCREASE IN NET ASSETS	8,917,573

NET ASSETS
Beginning of Period	—
End of Period **	$8,917,573
** Includes undistributed net investment income of:	$24,763

*	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(a)	Rounds to less than one dollar.

Camelot Excalibur Small Cap Income Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the
Period Ended
September 30, 2014*
SHARE ACTIVITY
Class A:
Shares Sold	1,028,964
Shares Reinvested	6,099
Shares Redeemed	(79,938)
Net increase in shares of beneficial interest outstanding	955,125

Class C:
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

*	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

Camelot Premium Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011	(1)
Net asset value, beginning of period	$10.61	$10.08	$8.46	$10.00
Activity from investment operations:
Net investment income	0.20 (6)	0.23 (6)	0.19 (6)	0.02
Net realized and unrealized gain (loss) on investments	1.26	1.01	2.12	(1.24)
Total from investment operations	1.46	1.24	2.31	(1.22)

Less distributions from:
Net investment income	(0.21)	(0.16)	(0.17)	—
Net realized gains	(0.65)	(0.55)	(0.52)	(0.32)
Total distributions	(0.86)	(0.71)	(0.69)	(0.32)
Net asset value, end of period	$11.21	$10.61	$10.08	$8.46
Total return (2)	14.22%	12.78%	28.02%	(12.51	)% (5)(7)
Net assets, at end of period (000s)	$53,303	$31,970	$20,353	$10,985

Ratio of gross expenses to average net assets (3)(8)(9)	1.75%	1.78%	2.03%	2.40	% (4)
Ratio of net expenses to average net assets (8)(9)	1.75%	1.75%	1.77%	1.78	% (4)
Ratio of net investment income to average net assets (8)(9)(10)	2.12%	2.26%	1.97%	0.20	% (4)
Portfolio Turnover Rate	21%	29%	44%	27	% (5)

(1)	The Camelot Premium Return Fund commenced operations on December 27, 2010.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	Total return includes a voluntary reimbursement by the Manager of realized investment losses incurred on trading error. This item had no effect on total return.

(8)	The ratios include 0.02% and 0.03% for the periods ended September 30, 2012 and September 30, 2011 attributed to interest expense.

(9)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(10)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Camelot Premium Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011 (1)
Net asset value, beginning of period	$10.58	$10.07	$8.42	$10.00
Activity from investment operations:
Net investment income	0.12 (6)	0.17 (6)	0.09 (6)	0.01
Net realized and unrealized gain (loss) on investments	1.25	0.99	2.15	(1.27)
Total from investment operations	1.37	1.16	2.24	(1.26)
Less distributions from:
Net investment income	(0.15)	(0.10)	(0.07)	—
Net realized gains	(0.65)	(0.55)	(0.52)	(0.32)
Total distributions	(0.80)	(0.65)	(0.59)	(0.32)
Net asset value, end of period	$11.15	$10.58	$10.07	$8.42
Total return (2)	13.36%	11.99%	27.15%	(12.91	)% (5)(7)
Net assets, at end of period (000s)	$1,023	$104	$28	$118

Ratio of gross expenses to average net assets (3)(8)(9)	2.50%	2.53%	2.78%	3.15	% (4)
Ratio of net expenses to average net assets (8)(9)	2.50%	2.50%	2.52%	2.53	% (4)
Ratio of net investment income to average net assets (8)(9)(10)	1.37%	1.59%	0.93%	0.14	% (4)
Portfolio Turnover Rate	21%	29%	44%	27	% (5)

(1)	The Camelot Premium Return Fund commenced operations on December 27, 2010.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	Total return includes a voluntary reimbursement by the Manager of realized investment losses incurred on trading error. This item had no effect on total return.

(8)	The ratios include 0.02% and 0.03% for the periods ended September 30, 2012 and September 30, 2011 attributed to interest expense.

(9)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(10)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Camelot Excalibur Small Cap Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A

	For the
	Period Ended
	September 30, 2014	(1)
Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income (6)	0.14
Net realized and unrealized loss on investments	(0.60)
Total from investment operations	(0.46)

Less distributions from:
Net investment income	(0.08)
Net realized gains	(0.12)
Total distributions	(0.20)

Net asset value, end of period	$9.34
Total return (2)	(4.68	)% (5)
Net assets, at end of period (000s)	$8,918

Ratio of gross expenses to average net assets (3)(7)	5.84	% (4)
Ratio of net expenses to average net assets (7)	1.75	% (4)
Ratio of net investment income to average net assets (7)(8)	2.26	% (4)
Portfolio Turnover Rate	5	% (5)

(1)	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Camelot Excalibur Small Cap Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class C

	For the
	Period Ended
	September 30, 2014	(1)
Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income (6)	0.16
Net realized and unrealized loss on investments	(0.62)
Total from investment operations	(0.46)

Less distributions from:
Net realized gains	(0.12)
Total distributions	(0.12)

Net asset value, end of period	$9.42
Total return (2)	(4.64	)% (5)
Net assets, at end of period	$10

Ratio of gross expenses to average net assets (3)(7)	6.59	% (4)
Ratio of net expenses to average net assets (7)	2.50	% (4)
Ratio of net investment income to average net assets (7)(8)	2.65	% (4)
Portfolio Turnover Rate	5	% (5)

(1)	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-five series. These financial statements include the following series: Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund (each a “Fund” or collectively the “Funds”). The Funds are separate non-diversified series of the Trust. The Funds’ investment manager is Camelot Portfolios, LLC (the “Manager”). Camelot Premium Return Fund commenced operations on December 27, 2010. The Fund’s objective is to achieve a consistent high rate of gains and total return with lower volatility than common stocks as measured by standard deviation. The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013. The Fund’s objective is to provide consistent and growing income in addition to long-term growth of capital.

The Funds offer two classes of shares, Class A and Class C. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Funds which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)         Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies and exchange-traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange-traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange-traded funds purchased by the Funds will not change. Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for the Funds’ assets and liabilities measured at fair value:

Camelot Premium Return Fund
Assets

		Level 2	Level 3
Security	Level 1	(Other Significant	(Unobservable
Classifications (a)	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Common Stocks (b)	$17,323,798	$—	$—	$17,323,798
Exchange-Traded Funds (b)	10,030,517	—	—	10,030,517
Limited Partnerships (b)	2,281,036	—	—	2,281,036
Preferred Stock (b)	4,361,682	—	—	4,361,682
REITs	3,230,846	—	—	3,230,846
Short-Term Investments	18,356,176	—	—	18,356,176
Total	$55,584,055	$—	$—	$55,584,055

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

Liabilities

		Level 2	Level 3
Security	Level 1	(Other Significant	(Unobservable
Classifications (a)	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Call Options Written	$(51,595)	$—	$—	$(51,595)
Put Options Written	(1,052,535)	—	—	(1,052,535)
Total	$(1,104,130)	$—	$—	$(1,104,130)

(a)	As of and during the period ended September 30, 2014, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

(b)	All common stock, exchange-traded funds, limited partnerships, and preferred stocks held by the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments. During the period year ended September 30, 2014, no securities were fair valued.

Camelot Excalibur Small Cap Income Fund
Assets

		Level 2	Level 3
Security	Level 1	(Other Significant	(Unobservable
Classifications (a)	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Common Stocks (b)	$4,531,256	$—	$—	$4,531,256
Limited Partnerships (b)	801,245	—	—	801,245
Preferred Stock (b)	170,230	—	—	170,230
REITs	1,271,050	—	—	1,271,050
Short-Term Investments	2,397,897	—	—	2,397,897
Total	$9,171,678	$—	$—	$9,171,678

Liabilities

		Level 2	Level 3
Security	Level 1	(Other Significant	(Unobservable
Classifications (a)	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Call Options Written	$(2,500)	$—	$—	$(2,500)
Put Options Written	(80,625)	—	—	(80,625)
Total	$(83,125)	$—	$—	$(83,125)

(a)	As of and during the period ended September 30, 2014 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

(b)	All common stock, exchange-traded funds, limited partnerships, and preferred stocks held by the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

b)          Accounting for Options - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Camelot Premium Return Fund

Derivatives Not
Accounted for as
Hedging Instruments	Primary Risk	Location of Derivatives on	Fair Value of
under GAAP	Exposure	Statement of Assets and Liabilities	Liability Derivatives
Call options written	Equity Risk	Options written, at value	$(51,595)
Put options written	Equity Risk	Options written, at value	(1,052,535)
Total			$(1,104,130)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2014 was as follows:

Derivatives
Not
Accounted for			Realized and Unrealized
as Hedging	Primary		Gain (Loss) on Liability
Instruments	Risk	Location of Gain (Loss) on	Derivatives Recognized
under GAAP	Exposure	Derivatives Recognized in Income	in Income

Options written	Equity Risk	Net realized gain from options written	$1,812,468

Options written	Equity Risk	Net change in unrealized depreciation on options written	(230,801)
Total			$1,581,667

Camelot Excalibur Small Cap Income Fund

Derivatives Not
Accounted for as
Hedging Instruments	Primary Risk	Location of Derivatives on	Fair Value of
under GAAP	Exposure	Statement of Assets and Liabilities	Liability Derivatives
Call options written	Equity Risk	Options written, at value	$(2,500)
Put options written	Equity Risk	Options written, at value	(80,625)
Total			$(83,125)

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2014 was as follows:

Derivatives
Not
Accounted for			Realized and Unrealized
as Hedging	Primary		Gain (Loss) on Liability
Instruments	Risk	Location of Gain (Loss) on	Derivatives Recognized
under GAAP	Exposure	Derivatives Recognized in Income	in Income

Options written	Equity Risk	Net realized gain from options written	$134,079

Options written	Equity Risk	Net change in unrealized depreciation on options written	(9,011)
Total			$125,068

The table in Note 3 is an indication of volume in the Funds’ derivative activity.

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2014.

Camelot Premium Return Fund:

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
			Offset in the	Assets Presented
	Gross Amounts of		Statement of	in the Statement of
	Recognized		Assets &	Assets &	Financial	Cash Collateral
Description	Assets		Liabilities	Liabilities	Instruments	Received		Net Amount
Options Written	$1,104,130	(1)	$—	$1,104,130	$1,104,130	$—	(2)	$—
Securities Lending	625,338		—	625,338	—	625,338		—
Total	$1,729,468		$—	$1,729,468	$1,104,130	$625,338		$—

Camelot Excalibur Small Cap Income Fund

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
			Offset in the	Assets Presented
	Gross Amounts of		Statement of	in the Statement of
	Recognized		Assets &	Assets &	Financial	Cash Collateral
Description	Assets		Liabilities	Liabilities	Instruments	Received		Net Amount
Options Written	$83,125	(1)	$—	$83,125	$83,125	$—	(2)	$—
Securities Lending	503,060		—	503,060	—	503,060		—
Total	$586,185		$—	$586,185	$83,125	$503,060		$—

(1)	Written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

c)          Short Sales - The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement,

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

d)          Federal Income Tax - The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year or period ended September 30, 2014, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of September 30, 2014, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011, 2012 and 2013) for the Camelot Premium Return Fund, or are expected to be taken in the Funds’ 2014 tax returns. The tax filings are open for examination by applicable taxing authorizes, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Funds’ tax returns is presently in progress.

e)          Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP are recorded on the ex-dividend date. The Funds distribute short-term capital gains and income quarterly and long-term capital gains annually.

f)          Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g)          Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on fixed income securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

h)          Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i)          Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

j)          Sales Charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Prior to November 1, 2013 Class C shares have been subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended September 30, 2014 there were $125 CDSC fees paid.

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

k)          Security Loans - The Fund have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, or retains a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

(2)	INVESTMENT TRANSACTIONS

For the year or period ended September 30, 2014, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
Camelot Premium Return Fund	$14,543,759	$6,755,626
Camelot Excalibur Small Cap Income Fund	$7,709,796	$224,287

There were no government securities purchased or sold during the year.

(3)	OPTIONS WRITTEN

During the year ended September 30, 2014 the Funds’ realized gain on option contracts subject to equity price risk amounted to $1,812,468 and $134,079, for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively, which serves as an indicator of the volume of derivative activity for the Funds during the period.

A summary of option contracts written by the Funds during the year or period ended September 30, 2014, were as follows:

Camelot Premium Return Fund

	Call Options
	Number of
	Options *	Option Premiums

Options outstanding at beginning of year	1,450	$92,220
Options written	8,077	685,312
Options exercised	(2,523)	(222,328)
Options closed	(1,901)	(143,804)
Options expired	(4,157)	(329,768)
Options outstanding at end of year	946	$81,632

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

	Put Options
	Number of
	Options *	Option Premiums

Options outstanding at beginning of year	3,719	$714,811
Options written	16,038	2,516,092
Options exercised	(2,536)	(420,329)
Options closed	(1,347)	(188,655)
Options expired	(9,530)	(1,595,943)
Options outstanding at end of year	6,344	$1,025,976

Camelot Excalibur Small Cap Income Fund

	Call Options
	Number of
	Options *	Option Premiums

Options outstanding at beginning of period	—	$—
Options written	110	11,142
Options exercised	(30)	(4,976)
Options expired	(30)	(2,456)
Options outstanding at end of period	50	$3,710

	Put Options
	Number of
	Options *	Option Premiums

Options outstanding at beginning of period	—	$—
Options written	2,268	235,122
Options exercised	(285)	(29,928)
Options closed	(128)	(10,019)
Options expired	(1,260)	(124,771)
Options outstanding at end of period	595	$70,404

*	One option contract is equivalent to one hundred shares of common stock.

(4)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

Camelot Portfolios, LLC is the Manager to the Funds pursuant to the terms of the Management Agreement (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes investment programs for the Funds. For its services under the Management Agreement, the Manager is paid a monthly management fee at the annual rate of 1.00% of the average daily net assets of each Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year or period ended September 30, 2014, Management fees of $377,309 and $46,452 were incurred by the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively, before the waiver and reimbursement described below.

The Manager and the Funds have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

funds; expenses incurred with a merger or reorganization, and extraordinary expenses such as litigation) at 1.50% for all classes of the Funds’ shares through January 31, 2015. Each waiver or reimbursement by the Manager is subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year or period ended September 30, 2014, the Manager has waived and reimbursed $0 and $54,936 for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively. As of September 30, 2014 the Manager has waived/reimbursed expenses of the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund that may be recovered no later than September 30 for the years indicated below:

Camelot Premium Return		Camelot Excalibur Small
Fund		Cap Income Fund
2015	2016	2017
$40,493	$9,657	$54,936

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Funds, the Funds pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year or period ended September 30, 2014, the Funds incurred $42,704 and $8,408 for such fees for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively.

A Trustee and Officer of the Trust is also the controlling member of MFund and Catalyst Capital Advisors LLC (an investment Manager to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC ( “GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

An Officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

Effective April 1, 2014 Trustees who are not “interested persons” as that term is defined in the 1940 Act of the Portfolio, will be paid a quarterly retainer of $350 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. Prior to April 1, 2014 Trustees received a quarterly retainer of $250. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust and Mutual Fund Series Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and its shareholders and to

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the year or period ended September 30, 2014, the Distributor received $1,992 in underwriter concessions from the sale of shares of the Camelot Premium Return Fund and no concessions from the sale of shares of the Camelot Excalibur Small Cap Income Fund.

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year or period ended September 30, 2014 and September 30, 2013 was as follows:

	For the period ended September 30, 2014:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Camelot Premium Return Fund	$2,519,415	$459,696	$—	$2,979,111
Camelot Excalibur Small Cap Income Fund	181,186	—	—	181,186

	For the period ended September 30, 2013:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Camelot Premium Return Fund	$1,709,542	$97,052	$—	$1,806,594

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Camelot Premium Return Fund	$766,143	$1,049,631	$—	$—	$—	$1,352,490	$3,168,264
Camelot Excalibur Small Cap Income Fund	22,265	2,236	—	—	—	(685,709)	(661,208)

The difference between book basis and tax basis accumulated net investment income, accumulated net realized gains, and unrealized appreciation/ depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for publicly traded partnerships, grantor trusts, royalty trusts, business development companies and return of capital distributions from corporations.

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions, book/tax treatment of foreign currency gains/(losses), and adjustments related to publicly traded partnerships and return of capital distributions from corporations, resulted in reclassification for the period ended September 30, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Camelot Premium Return Fund	$—	$100,976	$(100,976)
Camelot Excalibur Small Cap Income Fund	$—	$7,737	$(7,737)

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

(6)	UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of the Camelot Premium Return Fund may be directly affected by the performance of the Fidelity Institutional Money Market Treasury Portfolio. The financial statements of the Fidelity Institutional Money Market Treasury Portfolio, including the portfolio of investments, can be found at Fidelity’s website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2014 the percentage of net assets invested in the Fidelity Institutional Treasury Portfolio was 33.8% for the Camelot Premium Return Fund

The performance of the Camelot Excalibur Small Cap Income Fund may be directly affected by the performance of the Fidelity Institutional Money Market Treasury Portfolio. The financial statements of the Fidelity Institutional Money Market Treasury Portfolio, including the portfolio of investments, can be found at Fidelity’s website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2014 the percentage of the Camelot Excalibur Small Cap Income net assets invested in the Fidelity Institutional Treasury Portfolio was 29.7%.

(7)	OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(8)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2014 FOLIOFN Investments, Inc. Special Custody Account for the Exclusive Benefit of Customers held 42.30% of the Camelot Premium Return Fund and 60.38% of the Camelot Excalibur Small Cap Income Fund may be deemed to control the Fund. Additionally, as of September 30, 2014 Charles Schwab & Co. held 34.16% of the Camelot Excalibur Small Cap Income Fund and may be deemed to control the Fund.

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

(9)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of Camelot Premium Return Fund
and Camelot Excalibur Small Cap Income Fund

We have audited the accompanying statement of assets and liabilities of Camelot Premium Return Fund, a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, and for the period December 27, 2010 (commencement of operations) through September 30, 2011. We have also audited the accompanying statement of assets and liabilities of Camelot Excalibur Small Cap Income Fund, a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period December 31, 2013 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund as of September 30, 2014, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 26, 2014

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Consideration and Approval of Management Agreement with Camelot Portfolios, LLC with respect to the Camelot Premium Return Fund

In connection with the regular meeting held on November 25, 2013, the Board of Trustees of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of a management agreement between the Trust, with respect to the Camelot Premium Return Fund (the “Fund”), and Camelot Portfolios, LLC (“Camelot” or the “Adviser”) (the “Management Agreement”). In considering the approval of the Management Agreement, the Trustees received materials specifically related to the Management Agreement.

In connection with their deliberations regarding approval of the Management Agreement with Camelot with respect to the Fund, the Trustees reviewed Camelot’s responses to a series of questions regarding, among other things, the investment performance of the Fund for various periods, Camelot’s services to the Fund, comparative fee and expense information, and an estimate of Camelot’s profitability from managing the Fund (“Camelot 15c Response”). The Trustees noted that Camelot is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Funds. The Trustees did note that Camelot receives some benefit from 12b-1 fees that are used to promote the sale of Fund shares.

Nature, Extent and Quality of Service. As to the nature, extent and quality of the services provided by Camelot to the Fund, the Trustees reviewed the Camelot 15c Response and Camelot’s Form ADV, Parts 1 and 2, which provided information on the corporate structure, officers, owners, and compliance record of Camelot. The Board considered Camelot’s duties under the terms of the Management Agreement. The Trustees noted the significant investment experience and strong credentials of the key personnel serving the Fund. The Board then discussed Camelot’s compliance program and the internal portfolio compliance monitoring in place to identify any violations of the Fund’s investment policies, including weekly meetings to review the Fund’s strategy and compliance. The Chief Compliance Officer of the Trust informed the Board of her on-site examination of Camelot. The Board noted that Camelot recently hired an experienced chief compliance officer and was investing in its compliance infrastructure as it grows. The Trustees further noted that no material compliance issues were reported. After further discussion, the Trustees concluded that Camelot had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Management Agreement and that the nature, overall quality and extent of the management services provided by Camelot to the Fund were satisfactory.

Performance. As to the Fund’s performance, the Board referred to the Camelot 15c Response, which compared the Camelot Fund’s performance to a peer group selected by Camelot consisting of three funds sharing a similar investment strategy as well as a comparison to the Morningstar Tactical Allocation category. As compared to the peer group, the Board noted that the Fund’s performance trailed the peer group for the one year period, outperformed the peer group for the two-year period, and had slightly underperformed the peer group for the since inception period. The Trustees discussed the Fund’s unique investment strategy and noted that they were satisfied with the selection of the peer group. The Trustees then noted the significant outperformance of the Camelot Fund relative to the Morningstar Tactical Allocation category for the one-year, two-year, and since inception periods. The Board concluded that they were very satisfied with the performance of the Fund.

Fees and Expenses. As to the costs of the services provided by Camelot, the Trustees considered the management fees paid by the Fund and compared them to the average management fees paid by the peer group as well as the Morningstar Tactical Allocation category. The Trustees also compared the expense ratio of the Fund with the expense ratios of the peer group and Morningstar Tactical Allocation category. The Trustees noted that the Fund pays Camelot a management fee of 1.00%, which was lower than the average advisory fee of the peer group and in-line with the average advisory fee of the Morningstar Tactical Allocation category. The Trustees stated that Camelot’s net expense ratio (Class A Shares) was slightly lower than the peer group average but higher than the Morningstar category average. The Board further noted that the Fund’s Class A net expenses were within the range of the highest and lowest expense of the funds within the Morningstar Tactical Allocation category. The Board then discussed the unique and complex nature of the Fund’s option overlay strategy. After further discussion, the Trustees concluded that the Fund’s management fee was reasonable in light of the services the Fund receives from Camelot.

Profitability. As to the costs of the services to be provided and the profits to be realized by Camelot, the Trustees reviewed Camelot’s analysis of its estimated profitability and its financial condition. The Trustees reviewed Camelot’s 15c Response, noting the net profits related to the Fund were modest. Based on their review, the Trustees concluded that they were satisfied that Camelot’s level of profitability from its relationship to the Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that breakpoints may be an appropriate way for Camelot to share its economies of scale with the Fund and its shareholders if the Fund experienced a substantial growth in assets. However, the Trustees recognized that the Fund had not yet reached asset levels where Camelot could realize significant economies of scale.

After considering the factors discussed above and others, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and Camelot is in the best interests of the Fund and its shareholders.

Consideration and Approval of Management Agreement with Camelot Portfolios, LLC with respect to the Camelot Excalibur Small Cap Income Fund

In connection with the regular meeting held on November 25, 2013, the Board of Trustees of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), discussed the approval of a management agreement between the Trust, with respect to the Camelot Excalibur Small Cap Income Fund (the “Excalibur Fund”), and Camelot Portfolios, LLC (“Camelot”) (the “Management Agreement”).

In connection with their deliberations regarding approval of the Management Agreement with Camelot with respect to the Excalibur Fund, the Trustees reviewed Camelot’s responses to a series of questions regarding, among other things, the adviser’s past investment performance, Camelot’s proposed services to the Excalibur Fund, comparative information regarding the Excalibur Fund’s proposed fees and expenses, and the adviser’s anticipated profitability from managing the Excalibur Fund (“Camelot 15c Response”).

Performance. Because the Excalibur Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Excalibur Fund. The Board discussed the performance information contained in the Camelot 15c Response and noted the performance of the Camelot Fund. The Trustees also reviewed the composite performance data of three Camelot Small Cap model accounts since June 2012. The Board then discussed the Camelot Fund’s performance and noted that the investment strategies of the Camelot Fund are similar to those of the Excalibur Fund and was a good indication of Camelot’s potential to deliver favorable returns. The Trustees concluded that, based on the Camelot Fund’s performance over prior periods and the experience and qualifications of the portfolio management team, Camelot was expected to obtain an acceptable level of investment returns to shareholders of the Excalibur Fund.

Nature, Extent and Quality of Service. As to the nature, extent and quality of the services to be provided by Camelot to the Excalibur Fund, the Trustees reviewed the Camelot 15c Response. The Board considered Camelot’s duties under the terms of the Management Agreement. The Trustees noted the significant investment experience and strong credentials of the key personnel serving the Fund. The Board then discussed Camelot’s compliance program and discussed the internal portfolio compliance monitoring in place to identify violations of the Fund’s investment policies, including weekly meetings to review the Fund’s compliance with the restrictions. The Board discussed the recently hired experienced chief compliance officer and that Camelot continues to invest in its compliance infrastructure as it grows. They further noted that no material compliance issues were reported. After further discussion, the Trustees concluded that Camelot had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Management Agreement and that the nature, overall quality and extent of the management services to be provided by Camelot to the Excalibur Fund were satisfactory.

Fees and Expenses. As to comparative fees and expenses, the Trustees considered the management fees to be paid by the Excalibur Fund and compared them to management fees paid by a peer group of funds selected by Camelot as well as the Morningstar Small Cap Value category, and equal to Camelot’s Small Cap model advisory fee. The Trustees also compared the proposed total expense ratio of the Excalibur Fund with the expense ratios of the funds in the peer group and Morningstar Small Cap Value category.

The Trustees noted that Camelot has proposed the Excalibur Fund pay a management fee of 1.00%, which was lower than the average advisory fee of the peer group as well as lower than the average advisory fee of the Morningstar Small Cap Value category. The Trustees also considered that Camelot was proposing to limit the Excalibur Fund’s operating expenses to 1.50% of the Excalibur Fund’s average net assets (excluding any front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) through January 31, 2015. The Trustees concluded that the proposed contractual advisory fee to be paid to Camelot was fair and reasonable.

Profitability. As to the profits to be realized by Camelot, the Trustees reviewed an analysis of Camelot’s estimated profitability. The Board noted that the expected profits were modest and concluded that Camelot’s estimated level of profitability from its relationship to the Excalibur Fund for the initial term of the Management Agreement was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that based on projected assets, breakpoints were not ripe for discussion and that, if the Excalibur Fund experiences a substantial growth in assets, they would revisit the issue.

After considering the factors discussed above and others, the Trustees, including the Independent Trustees, unanimously determined that approval of the Management Agreement was in the best interests of the Excalibur Fund’s future shareholders.

As a shareholder of the Camelot Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Camelot Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Camelot Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period**
Actual	4/1/14	9/30/14	4/1/14 – 9/30/14	4/1/14 – 9/30/14
Camelot Premium Return Fund
Class A*	$1,000.00	$1,042.10	$8.96	1.75%
Class C*	1,000.00	1,038.60	12.78	2.50
Camelot Excalibur Small Cap
Income Fund
Class A*	1,000.00	944.60	8.53	1.75
Class C*	1,000.00	945.10	12.19	2.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During Period**
(5% return before expenses)	4/1/14	9/30/14	4/1/14 – 9/30/14	4/1/14 – 9/30/14
Camelot Premium Return Fund
Class A*	$1,000.00	$1,016.29	$8.85	1.75%
Class C*	1,000.00	1,012.53	12.61	2.50
Camelot Excalibur Small Cap
Income Fund
Class A*	1,000.00	1,016.29	8.85	1.75
Class C*	1,000.00	1,012.53	12.61	2.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Camelot Funds
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2014

Disinterested Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Property, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	36	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	36	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	36	Variable Insurance Trust since 2010

Camelot Funds
TRUSTEES AND OFFICERS (Unaudited)(Continued)
September 30, 2014

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President	Trustee since 7/2006; President since 2/2012	Managing Member and Chief Compliance Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member and Chief Compliance Officer, AlphaCentric Advisors LLC, 2/2014 to Present; President, MFund Distributors LLC, 10/2012-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998 - present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	36	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012; Senior Accounting Manager, Fixed Income, Dreyfus Corporation 2002 to 2007.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010 - 2012; Mutual Fund Accounting Supervisor, Morgan Stanley, 1998 - 2007.	N/A	N/A

Camelot Funds
TRUSTEES AND OFFICERS (Unaudited)(Continued)
September 30, 2014

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 2008).	N/A	N/A
Carol Spawn Desmond CCO Compliance Services, LLC 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1957	Chief Compliance Officer	Since 9/2014	Managing Director, CCO Compliance Services, LLC, since 7/2014; Managing Director, SEC Compliance Consultants, Inc., since 7/2014 ; Counsel, Satterlee, Stephens, Burke & Burke LLP, 2006 -7/2014	N/A	N/A

Jennifer A. Bailey 22 High Street Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010; Attorney, Law Offices of Thomas J. Bailey, 7/2007 to 12/2008; Consultant/Senior Counsel, BISYS Fund Services, 9/2002 to 7/2007.	N/A	N/A

Steve Troche 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1984	Assistant Secretary	Since 2/2013	Junior Paralegal, Gemini Fund Services, LLC, since 2012; Legal Assistant, Gemini Fund Services, LLC, 2011 to 2012; MetLife, Financial Services Representative, 2008 to 2010.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust and Variable Insurance Trust, a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228
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PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.
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Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

MANAGER
Camelot Portfolios, LLC.
1700 Woodlands Drive, Suite 100
Maumee, OH 43537

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2014	2013
Camelot Premium Return Fund	11,000	11,000
Camelot Excalibur Small Cap Income Fund	11,000	11,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2014	2013
Camelot Premium Return Fund	2,000	2,000
Camelot Excalibur Small Cap Income Fund	2,000	2,000

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2014 and 2013 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: December 5, 2014